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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Diametrics Medical, Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the prospectus.

                                         /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
August 8, 1997